INVESTMENTS - RESTRICTED	12 Months Ended
Sep. 30, 2011
INVESTMENTS - RESTRICTED
INVESTMENTS - RESTRICTED

NOTE 3: INVESTMENTS—RESTRICTED

        Assurant processes and administers insurance transactions and activity on behalf of the Company. Pursuant to applicable insurance regulations, we are required to maintain a 102% of unearned premium and insurance claim and policy reserves, with a qualified financial institution which, as of September 30, 2011 was $0.5 million. These investments were comprised of certificates of deposits and government bonds. Investment income on restricted investments for the years ended September 30, 2011 and 2010 was approximately $203,023 and $278,487 respectively. As of September 30, 2011, restricted investments of $3.1 million will mature after one year and before five years.

        We record our restricted investments at fair value. The following table represents the restricted investments as of September 30, 2011 and 2010:

	As of September 30, 2011				As of September 30, 2010
	Book Value	Gross Unrealized Gains(1)	Gross Unrealized (Losses)(1)	Fair Value	Book Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Fair Value
Restricted investments:
Government bonds	2,911,384	176,188	—	3,087,572	5,751,333	259,935	(1,967)	6,009,301

Total restricted investments	$2,911,384	$176,188	$—	$3,087,572	$5,751,333	$259,935	$(1,967)	$6,009,301

(1)
The unrealized gain on investments of $176,188 net of tax of $61,666 represents the accumulated other comprehensive income of $114,522.

        During fiscal 2011and 2010, we did not recognize any material realized gains or losses or receive proceeds from sales on restricted investments.